UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2017

DIMENSION THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-37601	46-3942159
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

840 Memorial Drive Cambridge, MA	02139
(Address of principal executive offices)	(Zip code)

(617) 401-0011

(Registrant’s telephone number including area code)

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Other Events.

On September 18, 2017, Dimension Therapeutics, Inc. issued a press release, a copy which is attached hereto as Exhibit 99.1 and is hereby incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued on September 18, 2017 by Dimension Therapeutics, Inc.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding timing and likelihood of achievement of our upcoming development milestones, including timing of disclosure of data, the expected progress of or portfolio and programs, and our ability to successfully complete, clinical studies. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks that the parties may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; the length of time necessary to consummate the proposed transaction may be longer than anticipated; the parties may not be able to satisfy the conditions precedent to consummate the proposed transaction; the proposed transaction may divert management’s attention from Dimension’s ongoing business operations; the anticipated benefits of the proposed transaction might not be achieved; Dimension’s product candidates, including its candidate, DTX301, may not achieve development milestones, including patient enrollment, dosing of patients, release of initial data, or regulatory filings; the proposed transaction may involve unexpected costs; the business may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with third parties or retaining key employees; the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the parties may be subject to risks related to the proposed transaction, including any legal proceedings related to the proposed transaction and the general risks associated with the respective businesses of Dimension and REGENXBIO; and the other risks described under the caption “Risk Factors” in Dimension’s Quarterly Report on Form 10-Q for the period ended June 30, 2017, which is on file with the Securities and Exchange Commission, as well as other risks detailed in Dimension’s additional filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and Dimension undertakes no duty to update this information unless required by law.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This document relates to a proposed transaction between Dimension Therapeutics, Inc. (“Dimension”) and REGENXBIO Inc. (“REGENXBIO”), which will become the subject of a proxy statement/prospectus to be filed with the SEC by Dimension, and may be deemed to be solicitation material in respect of the proposed transaction. This document is not a substitute for the proxy statement/prospectus that Dimension will file with the SEC or any other documents that Dimension may file with the SEC or send to stockholders in connection with the proposed transaction. Before making any voting decision, investors and security holders are urged to carefully read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Dimension, REGENXBIO, the proposed transaction and related matters.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Dimension through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement/prospectus, once it is filed, from Dimension by accessing Dimension’s website at www.dimensiontx.com or upon written request to Dimension Therapeutics, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139.

Participants in Solicitation

REGENXBIO, Dimension and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Dimension’s stockholders in connection with the proposed transaction. Information regarding Dimension’s directors and executive officers is contained in the proxy statement for Dimension’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2017. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Dimension’s website at www.dimensiontx.com. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIMENSION THERAPEUTICS, INC.

By:	/s/ Mary Thistle
Name: Title:	Mary Thistle Chief Operating Officer

Dated: September 18, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on September 18, 2017 by Dimension Therapeutics, Inc.